SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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EastBridge Investment Group Corporation
(Name of Registrant as Specified In Its Charter)

N.A.
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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EASTBRIDGE INVESTMENT GROUP CORPORATION
840 East Morgan Trail, Unit 18
Scottsdale, Arizona 85258

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Date of Meeting:  January 17, 2013
NOTICE IS HEREBY GIVEN that this Special Meeting of Stockholders of EastBridge Investment Group Corporation, an Arizona corporation (“we,” “us,” “our” or the “Company”), will be held at the offices of the Company, 8040 East Morgan Trail, Unit 18, Scottsdale, Arizona 85258, on January 17, 2013, at 10:00 a.m. local time. At the meeting, you will be asked to vote on:

 (1)    The approval of a change in our state of incorporation from Arizona to Delaware; and

 (2)    The approval of the Company’s Amended and Restated 2011 Incentive Stock Option Plan.

The board of directors of the Company has fixed the close of business on December 18, 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting. A list of stockholders of record on the record date will be available for inspection by stockholders at the office of the Company, 8040 East Morgan Trail, Unit 18, Scottsdale, Arizona 85258, during the ten days prior to the meeting.

Please review in detail the attached notice and proxy statement, which are first being mailed to our stockholders on or about December 28, 2012.

The proxy statement is available on the Company’s website at http://www.EbigCorp.com.  The proxy statement is also available on the SEC’s website at http://www.sec.gov/.   Copies of the Company’s proxy statement may be also obtained without charge by writing to Norm Klein, Chief Operating Officer, EastBridge Investment Group Corporation, 8040 East Morgan Trail, Unit 18, Scottsdale, Arizona 85258.

By order of the Board of Directors Keith Wong Chairman

Scottsdale, Arizona
December 18, 2012

THIS MEETING IS VERY IMPORTANT TO US AND TO OUR STOCKHOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE SPECIAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN.  IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, OUR QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERS ENDED MARCH 31, 2012, JUNE 30, 2012 AND SEPTEMBER 30, 2012, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011 ARE AVAILABLE ON THE INTERNET AT: HTTP://WWW.EBIGCORP.COM/SEC.HTML OR AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

EASTBRIDGE INVESTMENT GROUP CORPORATION
840 East Morgan Trail, Unit 18
Scottsdale, Arizona 85258

PROXY STATEMENT

Special Meeting of Stockholders
January 17, 2013

The accompanying proxy and this proxy statement have been prepared by our management for the board of directors. Your proxy is being solicited by the board of directors for use at the Special Meeting of Stockholders to be held at our offices, which are at 8040 East Morgan Trail, Unit 18, Scottsdale, Arizona 85258, on January 17, 2013 at 10:00 a.m., local time, or at any adjournment thereof. This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting and is first being mailed to stockholders on or about December 28, 2012.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting for:

●	The approval of a change in our state of incorporation from Arizona to Delaware through the conversion of our company from an Arizona corporation to a Delaware corporation; and

●	The approval of the Company’s Amended and Restated 2011 Incentive Stock Option Plan.

Who is soliciting your proxy?

Your proxy is being solicited by our board of directors.

Who is entitled to vote at the meeting?

You may vote if you owned stock as of the close of business on December 18, 2012, which is the record date for determining who is eligible to vote at the special meeting. Each share of common stock is entitled to one vote.

How do I vote?

You can vote either by attending the meeting and voting at the meeting or by completing, signing and returning the enclosed proxy card.  If your shares are held by your broker, you may also be able to vote electronically, in accordance with instructions that your broker will provide you.

Can I change my mind after I vote?

Yes, you may change your mind at any time before the polls close at the meeting. You can change your vote by signing another proxy with a later date and returning it to us prior to the meeting or by voting again at the meeting. If your stock is held in a brokerage account, you must provide your broker with instructions as to any changes in the voting instructions which you previously provided to your broker.

What if I sign and return my proxy card but I do not include voting instructions?

If you sign your proxy card and return it to us but you do not include voting instructions as to any proposal, your proxy will be voted FOR the change of our state of incorporation from Arizona to Delaware and FOR the approval of our Amended and Restated 2011 Incentive Stock Option Plan.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Jersey Transfer and Trust Company located at 201 Bloomfield Avenue, Verona, New Jersey 07044, telephone number (973) 239-2712.

Will my shares be voted if I do not provide my proxy?

If your shares are held in a brokerage account, they may be voted if you provide your broker with instructions as to how you want your shares voted.  Your broker will send you instructions as to how you can vote shares that are held in your brokerage account.  If you do not give your broker instructions as to how you want your shares to be voted, then your shares will not be voted for the change in our state of incorporation from Arizona to Delaware or for the Amended and Restated 2011 Incentive Stock Option Plan.

If you hold your shares directly in your own name, they will only be voted if you either sign and deliver a proxy or attend and vote at the meeting.

How many votes must be present to hold the meeting?

In order for us to conduct our meeting, we must have a quorum. We will have a quorum, and be able to conduct the meeting, if a majority of our outstanding shares as of December 18, 2012, are present at the meeting. Your shares will be counted as being present at the meeting if you attend the meeting or if you properly return a proxy by mail or if you give your broker voting instructions and the broker votes your shares.

On the record date, December 18, 2012, we had 156,692,041 shares of common stock outstanding. This number of shares does not include treasury stock. We will have a quorum if 78,346,021 shares of common stock are present and voting at the annual meeting.

What vote is required for the approval of the proposed change in our state of incorporation from Arizona to Delaware?

The approval of the proposed change in our state of incorporation from Arizona to Delaware by reincorporating in Delaware by means of a conversion requires the affirmative vote of a majority of the shares voting on the matter, whether in person or by proxy, assuming a quorum is present.

What vote is required for the approval of the Amended and Restated 2011 Incentive Stock Option Plan?

The approval of the Amended and Restated 2011 Incentive Stock Option Plan requires the affirmative vote of a majority of the shares voting on the matter, whether in person or by proxy, assuming a quorum is present.

 Who is paying the cost of the meeting?

We will pay for preparing, printing and mailing this proxy statement. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial owners.  We estimate our costs at approximately $10,000.

APPROVAL OF OUR REINCORPORATION FROM ARIZONA TO DELAWARE

Our reincorporation from Arizona to Delaware will be effected through the conversion of our Company from an Arizona corporation (in this section referred to as the “Company”) to a Delaware corporation (in this section referred to as “EastBridge Delaware”). The conversion will be effected through the filing of applicable conversion documents with the offices of the Secretary of State of Arizona and the Secretary of State of Delaware. Upon completion of the conversion, we will be a Delaware corporation.

In connection with the conversion and pursuant to Section 265 (j) of the Delaware General Corporation Law (“DGCL”), we will exercise our right to exchange the issued and outstanding common stock of the Company for common stock in EastBridge Delaware. Each of the Company’s stockholders will receive one (1) share of EastBridge Delaware’s common stock, par value $0.001 per share, for every twenty (20) to one hundred twenty (120) shares of the Company’s common stock, with the exact number to be determined in the sole discretion of the Company’s board of directors immediately prior to the filing of the applicable conversion documents with the offices of the Secretary of State of Arizona and the Secretary of State of Delaware.  As a result of this share exchange, EastBridge Delaware will have fewer shares of its common stock issued and outstanding than the Company had issued and outstanding prior to the conversion. In lieu of any fractional shares that might result after the exchange, we will issue to stockholders of EastBridge Delaware’s common stock that number of shares as rounded up to the nearest whole share. The reason for this change in capitalization is to increase our current trading price in order to eventually list our common stock on a national exchange while simultaneously reducing the amount owed to Delaware for franchise tax. This share exchange will not affect your percentage ownership of securities.

Following the conversion, we will continue to operate our business under the name “EastBridge Investment Group Corporation.”  In connection with the reincorporation:

●
There will be no change in our business, management, employees, headquarters, benefit plans, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation, which we expect to be immaterial);

●
The directors and officers of the Company prior to the reincorporation will hold the same positions with EastBridge Delaware following the reincorporation, and there will be no substantive change in direct or indirect interests of the current directors or executive officers of the Company;

●
Your shares of the Company’s common stock will automatically be converted into that number of shares of EastBridge Delaware common stock as is appropriate following the conversion.  YOU WILL NOT NEED TO EXCHANGE YOUR EXISTING COMMON STOCK CERTIFICATES FOR COMMON STOCK CERTIFICATES OF EASTBRIDGE DELAWARE;

●	We will be governed by a new certificate of incorporation under Delaware law substantially in the form attached as Exhibit A, which we will file at or about the time of the reincorporation; and

●	EastBridge Delaware’s bylaws, in the form attached as Exhibit B, will be the bylaws of the surviving company after the effective date of the reincorporation.

Upon completion of the reincorporation, the authorized capital stock of EastBridge Delaware will consist of 300,000,000 shares of common stock and 50,000,000 shares of preferred stock, par value $0.001 per share.  The Company’s common stock is currently traded on the OTCBB and OTCQB under the symbol EBIG.OB. EastBridge Delaware’s common stock will continue to be traded on the OTCBB and OTCQB immediately after the reincorporation under the same stock symbol.

You will not have to take any action to exchange your stock certificates as a result of the reincorporation. Beginning on the date that the conversion becomes effective, each certificate representing shares of the Company (“Old Shares”) will be deemed for all corporate purposes to evidence ownership of shares of EastBridge Delaware (“New Shares”).  Holders of Old Shares may, but are not required to, surrender certificates representing the Old Shares to our transfer agent for a certificate representing New Shares.

Purpose of reincorporation

We believe that our reincorporation in Delaware is in the best interest of the Company because it will provide a greater measure of flexibility and simplicity in our corporate transactions thereby reducing our costs of doing business.  Delaware provides a recognized body of law, a court system devoted to the adjudication of business law and a business friendly legal and regulatory environment in which we will continue to grow. Delaware encourages incorporation in the state by adopting comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet the changing business environment. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that which we proposed.  The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing the DGCL and establishing public policies with respect to Delaware corporations. It is anticipated that the DGCL will continue to be interpreted and explained in a number of significant court decisions that may provide greater predictability with respect to our corporate legal affairs. Arizona does not currently provide these benefits nor does it appear that Arizona is likely to provide these benefits in the foreseeable future. The Company and its stockholders will experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them if we remain incorporated in Arizona rather than reincorporating in Delaware.

Operating as a Delaware corporation will not interfere with, or differ substantially from, our present corporate activities. As a Delaware corporation, EastBridge Delaware will be governed by Delaware corporate law, while the Company is currently governed by Arizona law. However, as a result of the reincorporation we will have to qualify to do business in Arizona.

The reincorporation is not being effected to prevent a change in control, nor is it in response to any present hostile attempt known to our board of directors to acquire control of the Company or obtain representation on our board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications simply by virtue of being subject to Delaware law. For a discussion of these and other differences between the laws of Arizona and Delaware, see “Significant Differences Between Arizona and Delaware Law,” below.

Significant Differences between Arizona and Delaware Law

The rights of the Company’s stockholders and the Company’s articles of incorporation and bylaws are currently governed by Arizona law. Upon effectiveness of the conversion, your rights as a stockholder will be governed by Delaware law and the certificate of incorporation and bylaws of EastBridge Delaware. The statutory corporate laws of the State of Delaware, as governed by the DGCL, are similar in many respects to those of Arizona, as governed by the Article 10 of the Arizona Revised Statutes. However, if the conversion is consummated, there are certain differences that may affect your rights as a stockholder as well as the corporate governance of the corporation. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of EastBridge Delaware following the conversion.

The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to the DGCL, as well as the forms of the certificate of incorporation and the bylaws of EastBridge Delaware, which are attached as Exhibits A and B, respectively, to this Proxy Statement, and which will come into effect concurrently with the effectiveness of the reincorporation. In this section, we use the term “charter” to describe either the certificate of incorporation under Delaware law or the articles of incorporation under Arizona law and we use the term “stockholder” to describe securities holders in both Delaware and Arizona.

General.  As discussed above, Delaware for many years has followed a policy of encouraging incorporation within the state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Conversely, Arizona has not had the need to develop its corporate laws as a limited number of corporations incorporate in Arizona on a yearly basis.  As a result, Arizona law is not as up-to-date with issues concerning public policy and is more rigid.

Removal of Directors. Under both Arizona and Delaware law, any director or the entire board of directors may be removed, with or without cause, upon the vote of the shares entitled to vote in the election of directors.  Under Arizona law, this right may be limited if the articles of incorporation provide that a director may only be removed for cause (our articles of incorporation allow for removal with or without cause).  Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. However, if a Delaware corporation has a classified board, then a director may only be removed for cause.

Fiduciary Duty and Business Judgment.    Arizona, like most jurisdictions, requires that directors and officers of Arizona corporations exercise their powers in good faith and with a view to the interests of the corporation.  As a matter of law, directors and officers are presumed to act in good faith, on an informed basis, and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment so long as such judgment is made in good faith and the exercise of honest judgment is in the legitimate and lawful furtherance of the corporation. Directors and officers may therefore rely on information, opinions, reports, financial statements, and other financial data prepared or presented by corporate directors, officers, or employees who are reasonably believed to be reliable and competent.   Professional reliance may also be extended to legal counsel, public accountants, advisers, bankers, or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence.  However, directors and officers may not rely on such information, opinions, reports, books of account, or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

In Delaware, directors and members of any committee designated by the board are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports, and statements presented to the corporation by corporate officers, employees, committees of the board of directors, or other persons as to matters the director or member reasonably believes are within such other person’s professional or expert competence, provided that the other person has been selected with reasonable care by or on behalf of the corporation.

Flexibility for Decisions Involving Takeovers.  Delaware law has been interpreted, in a number of cases, to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders.  In Arizona, a director, in considering the best interests of the corporation, shall consider the long-term as well as the short-term interests of the corporation and its stockholders including the possibility that these interests may be best served by the continued independence of the corporation.

Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to the company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

While Arizona law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Arizona provision differs in two respects. First, while the Delaware provision has an exception for limitation on liability where a director breaches the duty of loyalty, the Arizona counterpart does not contain this exception. Second, while Delaware law has an exception for limitation of liability for any transaction from which the director derived an improper personal benefit, Arizona allows for limitation of liability under these circumstances except for that amount which is equal to the improper benefit derived by the director.

Indemnification of Officers and Directors and Advancement of Expenses. The indemnification provisions of Delaware and Arizona law differ in a few substantive ways.  First, whereas Arizona law only provides for indemnification of officers and directors of the company, Delaware law provides for indemnification of employees and agents of the corporation as well. Second, whereas Arizona law requires a corporation to indemnify a director who was the prevailing party in the defense of a proceeding brought at least partly because of the director’s position with the corporation (unless limited by the articles of incorporation), Delaware law provides a corporation with discretion to do the same.  Third, Delaware law only requires a director seeking an advance for expenses to furnish a receipt of an undertaking to pay back the advance, while Arizona law requires both a receipt of an undertaking to pay back the advance and a written affirmation of such director’s good faith belief that he has met certain standards of conduct.

Actions by Written Consent of Stockholders.  Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. On the other hand, Arizona law provides that an action required or permitted to be taken at a stockholders’ meeting may be taken without a meeting so long as the action is taken by all of the stockholders entitled to vote on the action.

Dividends. Delaware law is more restrictive than Arizona law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired by such redemption or repurchase.

Arizona law provides that no distribution shall be made if the corporation would not be able to pay its debts as they become due in the usual course of business or if total assets would be less than the sum of its total liabilities plus the amount that would be needed if the corporation were dissolved at the time of the distribution to satisfy the preferential rights on dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Restrictions on Business Combinations. Both Delaware and Arizona law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange or has more than 2,000 holders of record is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Arizona law states that a corporation may not engage in any business combination with any interested stockholder of the corporation or any affiliate or associate of the interested stockholder for a period of three years after the interested stockholder's share acquisition date, unless either: (i) the business combination with the interested stockholder is approved by a committee of disinterested directors before the interested stockholder's share acquisition date or (ii) the acquisition of shares made by the interested stockholder on the stockholder's share acquisition date is approved by a committee of disinterested directors before the interested stockholder's share acquisition date.

Dissenters’ Rights.  In both Delaware and Arizona, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights.  Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Arizona law a stockholder is entitled to dissent from and obtain payment of the fair value of their shares when: (i) the corporation consummates a plan of merger if either stockholder approval is required for the merger by law or the articles of incorporation and if the stockholder is entitled to vote on the merger or if the corporation is a subsidiary that is merged with its parent; (ii) the corporation consummates a plan of share exchange in which the corporations shares will be acquired, if the stockholder is entitled to vote on the plan; (iii) the corporation consummates a sale or exchange of all or substantially all of the property of the corporation other than in the usual and regular course of business, if the stockholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to a court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the stockholders within one year after the date of sale; (iv) the corporation amends the articles of incorporation in such a way that materially and adversely affects rights in respect of a dissenter's shares because it either (a) alters or abolishes a preferential right of the shares, (b) creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares, (c) alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities, (d) excludes or limits the right of the shares to vote on any matter or to cumulate votes other than a limitation by dilution through issuance of shares or other securities with similar voting rights, or (e) reduces the number of shares owned by the stockholder to a fraction of a share if the fractional share so created is to be acquired for cash; (v) the corporation takes an action pursuant to a stockholder vote to the extent the articles of incorporation, the bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. These provisions, unless the articles of incorporation of the corporation provide otherwise, do not apply to the holders of shares of a class or series if the shares of the class or series were registered on a national securities exchange, were listed on the national market systems of the national association of securities dealers automated quotation system or were held of record by at least 2,000 stockholders on the date fixed to determine the stockholders entitled to vote on the proposed corporate action.

Under Delaware law, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger or consolidation, provided that no appraisal rights are available for the shares of any class or series of stock that, at the record date for the meeting held to approve such transaction, were either (1) listed on a national securities exchange or (2) held of record by more than 2,000 stockholders.   Even if the shares of any class or series of stock meet the requirements of subsections (1) or (2) above, appraisal rights are available for such class or series if the holders thereof receive in the merger or consolidation anything except cash, shares of stock of the issuing corporation or shares of stock of a corporation that  is either listed on a national securities exchange or whose stock is held of record by more than 2,000 holders, or a combination thereof.

Delaware allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee as a nominal plaintiff and to make it easier to withdraw from the appraisal process and accept the terms offered in the merger or consolidation.  No appraisal rights are available to stockholders of the surviving corporation if the merger did not require their approval.

Special Meetings of the Stockholders. Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Arizona law only permits special meetings of stockholders to be called by the board of directors or by any officer or stockholder, where by reason of death or resignation, the corporation has no directors.

Special Meetings Pursuant to Petition of Stockholders. Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Arizona law is more restrictive. Under Arizona law, a court may summarily order a special meeting pursuant to a stockholder’s demand if notice of the special meeting was not given within 30 days after the date the demand was delivered to the corporation’s secretary or the special meeting was not held in accordance with the notice.

Duration of Proxies. Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Arizona law, a proxy is effective only for a period of twelve months and under our current bylaws, such proxy is only effective for eleven months.

Increasing or Decreasing Authorized Shares. Arizona law allows the board of directors of a corporation, without approval from the stockholders, to increase the number of authorized shares in a class or series of the corporation’s shares if the corporation has only shares of that class outstanding, so long as all shares of the class are treated identically. Delaware law contains no such similar provision and requires a stockholder vote in order to increase the number of authorized shares.

Significant Differences between Bylaws of EastBridge Delaware and Bylaws of the Company

In addition to the differences between the laws of Arizona and Delaware described above, under the bylaws of EastBridge Delaware, special meetings may only be called by a majority of the board. The Company’s current bylaws permit the president to also call for a special meeting.  Additionally, Section 3.2 of the EastBridge Delaware bylaws (i) allow for between one and nine directors whereas the current bylaws of the Company provide for between one and seven directors and (ii) provide for a staggered board divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders held following the adoption of the EastBridge Delaware bylaws, the term of office of the second class to expire at the second annual meeting of stockholders held following the adoption of the EastBridge Delaware bylaws, and the term of office of the third class to expire at the third annual meeting of stockholders held following the adoption of the EastBridge Delaware bylaws, with each director to hold office until his or her successor shall have been duly elected and qualified unless earlier removed, whereas the current bylaws does not provide for a staggered board.

Certain Federal Income Tax Consequences of the reincorporation.

The Company intends the reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the reincorporation qualifies as a tax-free reorganization, the holders of the Company’s common stock will not recognize any gain or loss under the federal tax laws as a result of the occurrence of the reincorporation, and neither will the Company or EastBridge Delaware. Each stockholder will have the same basis in EastBridge Delaware’s common stock received as a result of the reincorporation as that holder has in the corresponding common stock of the Company held at the time the reincorporation occurs. Each holder’s holding period in EastBridge Delaware’s common stock received as a result of the reincorporation will include the period during which such holder held the corresponding common stock of the Company at the time the reincorporation occurs, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation.

This proxy statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Absence of Appraisal Rights

The reincorporation will be conducted as a conversion of the Company from an Arizona corporation to a Delaware corporation.  Under Article 10, Section 1302 of Arizona, no right of appraisal or redemption is available to stockholders in connection with the reincorporation. Therefore, our stockholders are not entitled to receive consideration instead of shares of EastBridge Delaware.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR OUR REINCORPORATION FROM ARIZONA TO DELAWARE

APPROVAL OF OUR AMENDED AND RESTATED 2011 INCENTIVE STOCK OPTION PLAN

Our board of directors has declared advisable, has adopted and is submitting for stockholder approval the Amended and Restated 2011 Incentive Stock Option Plan (the “Plan”). The original 2011 Incentive Stock Option Plan (the “Original Plan”) was initially approved by our board of directors on October 3, 2011 and provided for the issuance of an aggregate of 30,000,000 shares of common stock through the exercise of options, stock appreciation rights (“SARs”) or restricted stock awards issued pursuant to the Original Plan.  On November 29, 2012, the board approved the Plan, which amended and restated the Original Plan, to provide for the issuance of an aggregate of 78,000,000 (increasing up to 1% per year) shares of common stock prior to our reincorporation to Delaware through the exercise of options, SARs or restricted stock awards, among other things.  As of the date hereof, the board of directors has granted 336,752 shares of common stock under the Plan.

The purpose of the Plan is to is to provide a means through which the Company and its affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of common stock, thereby strengthening their commitment to the welfare of the Company and its affiliates and aligning their interests with those of the Company’s stockholders. The grant of options, SARs and restricted stock shall be subject to any further requirements of the Company’s Registration Statement on Form S-8 as filed on March 7, 2012 (File Number 333-179974) or such further restrictions approved by the board or directors, from time to time.

If approved by our stockholders, the Plan will be effective as of October 3, 2011 (the date the board initially approved the Plan). Stockholders are not being asked to approve the Original Plan, and if the Plan is approved by the Stockholders, it will supersede the Original Plan. Capitalized terms used but not defined in this proposal shall have the same meaning ascribed to them in the Plan, a copy of which is attached hereto as Exhibit C. The following description is qualified in its entirety by reference to the Plan.

Administration. The Plan will be administered by a committee as appointed by the board of directors (the “Committee”), or if the board of directors does not appoint such a Committee, by the board of directors itself.  The Committee will be comprised of not less than two members of the board. The Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan and its charter, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to Participants; (iii) determine the number of shares of common stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, common stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, common stock, other securities, other Awards or other property and other amounts payable with respect to an Award; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Eligibility. Any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate, provided that if the Securities Act applies, such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or an Affiliate) are eligible to participate in the Plan. The Committee has the sole and complete authority to determine who will be granted an Award under the Plan.

Number of Shares Authorized. The Plan provides for the issuance of an aggregate of 78,000,000 (increasing by up to 1% per year) shares of common stock prior to our reincorporation to Delaware through the exercise of options, SARs or restricted stock awards issued pursuant to the Plan.  If an award is forfeited or if any option terminates, expires or lapses without being exercised, the common stock subject to such award will again be made available for future grant. Shares that are used to pay the exercise price of an option or that are withheld to satisfy the participant’s tax withholding obligation will not be available for re-grant under the Plan. Each share of common stock subject to an option will reduce the number of shares available for issuance by one share.

If there is any change in our corporate capitalization, the Committee shall make substitutions or adjustments to the number of shares reserved for issuance under our Plan, the number of shares covered by awards then outstanding under our Plan, the limitations on awards under our Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

The aggregate number of shares of common stock issuable under the Plan shall be increased on the first day of each fiscal year of the Company beginning in 2014 in an amount equal to one percent (1%) of the number of shares of common stock outstanding as of such date, or such lesser number of shares of Common Stock as determined by the Committee.

The Plan will have a term of ten years from October 3, 2011 and no further awards may be granted under the Plan after that date.

Awards Available for Grant. The Committee may grant awards of stock options, stock appreciation rights and restricted stock awards.

Options. The Committee will be authorized to grant Options to purchase common stock that are either Incentive Stock Options, meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or Non-Qualified Stock Options, meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Plan will be subject to the terms and conditions established by the Committee. Under the terms of the Plan, the exercise price of the Options will not be less than the fair market value (as determined under the Plan) of our common stock at the time of grant. Options granted under the Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Committee and specified in the applicable award agreement. The maximum term of an option granted under the Plan will be ten years from the date of grant. Payment in respect of the exercise of an option may be made in cash, by certified or official bank check, by money order or with shares, pursuant to a “cashless” or “net issue” exercise, by a combination thereof, or by such other method as the Committee may determine to be appropriate and has been included in the terms of the option.

Stock Appreciation Rights. The Committee may grant SARs to employees, either alone or in tandem with options that have been or are granted under the Plan or with respect to a number of shares on which an option is not granted. SARs shall entitle the holder to receive, with respect to each share as to which the right is exercised, payment in an amount equal to the excess of the share’s fair market value, as established in the Plan, on the date the right is exercised over its fair market value on the date the right was granted, as established in the Plan. Such payment may be made in cash or in shares of common stock valued at the fair market value as of the date of surrender, or partly in cash and partly in common stock, as determined by the Committee in its sole discretion. The Committee may establish a maximum appreciation value payable for SARs.

Restricted Stock Awards. The Committee may grant restricted stock awards under the Plan in shares or denominated in units of shares. The Committee, in its sole discretion, may make such awards subject to conditions and restrictions, as set forth in the instrument evidencing the award, which may be based on continuous service with the Company or the attainment of certain performance goals.  Restricted stock awards may be issued either alone or in conjunction with other awards. The Board will determine the time or times within which restricted stock may be subject to forfeiture, and all other conditions of such awards including transfer restrictions. Subject to the applicable provisions of the award agreement, if a grantee’s service with the Company and its subsidiaries terminates prior to the expiration of the Restriction Period, all of that grantee’s restricted stock which then remains subject to forfeiture will then be forfeited automatically. The award agreement evidencing the grant of any restricted stock will contain such terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion. The prospective grantee of an award of restricted stock will not have any rights with respect to such award, unless and until such recipient has executed an award agreement and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award. The purchase price for restricted stock may, but need not, be zero. A share certificate will be issued in connection with each award of restricted stock. Such certificate will be registered in the name of the grantee receiving the award and will bear a legend as described in the Plan.

Transferability. No option or stock appreciation right granted hereunder shall be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the optionee other than by will or the laws of descent and distribution, and no option or stock appreciation right shall be exercisable during the optionee’s lifetime by any person other than the optionee.

Amendment. The Plan will have a term of ten years. Our board of directors or the Committee may amend, suspend or terminate the Plan at any time; however, stockholder approval to amend the Plan may be necessary if the law so requires. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.

Termination of Option Period. The Committee in its sole discretion may, by giving written notice (“cancellation notice”), cancel any remaining unexercised option shares effective upon the date of the consummation of (i) any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the shares subject to outstanding Options; (iv) any purchase or issuance by the Company of shares or other classes of common stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.  Similarly, upon termination of optionee’s employment as described in the Plan, any option (or portion thereof) not previously vested or not yet exercisable pursuant to Section 8 of the Plan or the vesting schedule set forth in such option shall be immediately canceled.

Change in Control. Any options that have not yet vested shall vest upon a change in control.  Additionally, upon a change in control, all of the then outstanding SARs shall immediately vest and become immediately exercisable as of the date immediately prior to the date of the Change in Control, unless otherwise specified in the Award agreement andthe Restricted Period shall expire as of the date immediately prior to the date of the Change in Control, unless otherwise specified in the Award agreement.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and/or vesting of awards under the Plan and is intended to reflect the current provisions of the Code, the regulations thereunder and any other relevant authorities.  Any such Code provision, regulation or authority may change in the future, possibly with retroactive effect. This summary is not intended to be a complete statement of applicable U.S. federal income tax law, nor does it address any tax considerations other than U.S. federal income tax considerations, such as foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.  Each participant should further consult his or her own tax adviser regarding the tax treatment of the disposition of shares of common stock acquired pursuant to the exercise or receipt of any awards under the Plan.

Options. There are a number of requirements that must be met for a particular option to be treated as an Incentive Stock Option. One such requirement is that common stock acquired through the exercise of an Incentive Stock Option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of Incentive Stock Options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the Incentive Stock Options. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an Incentive Stock Option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those sections. Finally, if an otherwise qualified Incentive Stock Option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the Incentive Stock Option in respect of those excess shares will be treated as a Non-Qualified Stock Option for federal income tax purposes.

No income will be realized by a participant upon grant of a Non-Qualified Stock Option. Upon the exercise of a Non-Qualified Stock Option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.

SARs. No income will be realized by a participant upon grant of an SAR. Upon the exercise of an SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. We will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those sections.

Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the four other officers (other than the chief executive officer) whose compensation is disclosed in its proxy statement as a result of their total compensation, subject to certain exceptions. The Plan is intended to satisfy an exception with respect to grants of options to covered employees. In addition, the Plan is designed to permit certain awards of restricted stock, restricted stock units, cash bonus awards and other awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code.

New Plan Benefits

Future grants under the Plan will be made at the discretion of the Committee and, accordingly, are not yet determinable. In addition, the value of the awards granted under the Plan will depend on a number of factors, including the fair market value of our common stock on future dates, the exercise decisions made by the participants and/or the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under, or having their annual bonus paid pursuant to, the Plan.

Interests of Directors or Officers

Our directors may grant awards under the Plan to themselves as well as to our officers, in addition to granting awards to our other employees, consultants and advisors. Accordingly, the recommendation of our board of directors in favor of adoption of the Amended and Restated 2011 Incentive Stock Option Plan may be construed as a conflict of interest.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR OUR AMENDED AND RESTATED 2011 INCENTIVE STOCK OPTION PLAN

DESCRIPTION OF CAPITAL STOCK

Our securities will not be materially modified as a result of the reincorporation.  As such, the descriptions below will apply in substantial part to the securities of the Company and EastBridge Delaware.  In this section, we use the terms common stock and preferred stock interchangeably to refer to the Company and EastBridge Delaware.  The reincorporation does not require our furnishing of financial information as such financial information is not material for the exercise of prudent judgment in regard to the reincorporation.  The following description is a summary and is qualified in its entirety by the provisions of the EastBridge Delaware’s charter, as attached hereto as Exhibit A.

Common Stock

Our authorized capital stock consists of 50,000,000 shares of Series A preferred stock, no par value per share, 50,000,000 shares of Series B preferred stock, no par value per share and 300,000,000 shares of common stock, no par value. The authorized capital stock of EastBridge Delaware will consist of 50,000,000 shares of preferred stock, par value $0.001 per share, and 300,000,000 shares of common stock, par value $0.001 per share.  Holders of our common stock are entitled to equal voting rights, consisting of one vote per share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. After giving effect to the reincorporation, the presence, in person or by proxy, of the holders of majority of the outstanding shares of stock entitled to vote are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our certificate of incorporation. In the event of liquidation, dissolution or winding up of our company, either voluntarily or involuntarily, each outstanding share of the common stock is entitled to share equally in our assets.

Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock. They are entitled to receive dividends when and as declared by our board, out of funds legally available therefor. We have not paid cash dividends in the past and do not expect to pay any within the foreseeable future since any earnings are expected to be reinvested.

Preferred Stock

Our articles of incorporation, and following reincorporation, our certificate of incorporation, give our board of directors the power to issue shares of preferred stock in one or more series without stockholder approval. Our board of directors has the discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, of each series of preferred stock. The purpose of authorizing our board of directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock. The rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, of each series of preferred stock may not be waived or amended without the consent of the holders of such stock and the common stock.

We presently have two series of preferred stock outstanding, the Series A and Series B preferred stock, which covers 100,000,000 shares.  No shares of Series A or Series B preferred stock are outstanding, and we have no obligation to issue any shares of any series of preferred stock. Upon reincorporation, we will have one class of preferred stock which may be issued in one or more series by our board of directors without stockholder approval as described above.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNLESS REQUESTED TO DO SO.

Transfer Agent

Our transfer agent for our common stock is Jersey Transfer and Trust Company, located at 201 Bloomfield Avenue, Verona, New Jersey 07044, telephone number (973) 239-2712.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table lists ownership of our common stock as of December 18, 2012. The information includes beneficial ownership by (i) holders of more than 5% of our common stock, (ii) each of our directors and executive officers and (iii) all of our directors and executive officers as a group. Except as noted below, to our knowledge, each person named in the table has sole voting and investment power with respect to all shares of our common stock beneficially owned by them.  As of December 18, 2012, the Company had 156,692,041 shares of common stock and no shares of preferred stock outstanding.  Except as otherwise indicated below, the address for each listed beneficial owner is c/o EastBridge Investment Group Corporation, 8040 E. Morgan Trail, Unit 18, Scottsdale, Arizona 85258.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
Named Executive Officers
Keith Wong President and Chief Executive Officer	Common stock	50,100,000	32%
Norm Klein Chief Financial Officer	Common stock	11,956,196	8%
All Officers and Directors As a Group (2 persons)	Common stock	62,056,196	40%

EQUITY COMPENSATION PLAN INFORMATION

The following table lists the equity securities of the Company that are currently authorized for issuance under the Company’s equity compensation plans.  The table does not include any securities relating to the Amended and Restated 2011 Incentive Stock Option Plan which has been submitted for stockholder approval in this Proxy Statement.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by shareholders	__	__	679,290

Equity compensation plans not approved by shareholders	__	__	__

Total	__	__	679,290

OTHER MATTERS

Other Matters to be Submitted

Our board of directors does not intend to present to the meeting any matters not referred to in this Proxy Statement. If any proposal not set forth in this proxy statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Deadline for Submission of Stockholder Proposals for the 2013 Annual Meeting of the Stockholders

Proposals of stockholders intended to be presented at the 2013 Annual Meeting of the Stockholders (expected to be held on June 4, 2013) pursuant to SEC Rule 14a-8 must be received at our principal office not later than February 14, 2013 to be included in the proxy statement for that meeting.

December 18, 2012	By Order of the Board of Directors /s/ Keith Wong Chairman

PROXY

EASTBRIDGE INVESTMENT GROUP CORPORATION

Special Meeting of the Stockholders – January 17, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Keith Wong, with full power of substitution or revocation, proxy for the undersigned, to vote at the Special Meeting of the Stockholders of EastBridge Investment Group Corporation (the “Company”), to be held at 10:00 a.m. local time, on January 17, 2013, at the offices of the Company, 8040 East Morgan Trail, Unit 18, Scottsdale, Arizona 85258, and at any adjournment or adjournments thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.

(1) FOR ⁪   AGAINST ⁪ the approval of the reincorporation of the Company from Arizona to Delaware as described in the Proxy Statement dated December 18, 2012.

(2) FOR ⁪   AGAINST ⁪ the approval of the Amended and Restated 2011 Incentive Stock Option Plan as described in the Proxy Statement dated December 18, 2012.

The shares represented by this proxy will be voted on Item 1 and Item 2 as directed by the stockholder, but if no direction is indicated, will be voted FOR Item 1 and Item 2.

If you plan to attend the meeting please indicate below:

I plan to attend the meeting |_|

Dated: _________________________, 201_

Address, if changed since last proxy: ____________________________________ ____________________________________ ____________________________________

_________________________________________
(Signature(s))

_________________________________________
(Print Name)

Please sign and print exactly as name(s) appear
hereon. When signing as attorney,
executor, administrator, trustee or
guardian, please give full title as such.

Please date, sign and mail this proxy in
the enclosed envelope, which requires no
postage if mailed in the United States.

EXHIBIT A
CERTIFICATE OF INCORPORATION

OF

EASTBRIDGE INVESTMENT GROUP CORPORATION

(Pursuant to Section 102 of the Delaware General Corporation Law)

1. The name of the corporation is Eastbridge Investment Group Corporation (the “Corporation”).

2. The address of its registered office in the State of Delaware is 1811 Silverside Road, Wilmington, Delaware 19810, New Castle County. The name of its registered agent at such address is VCorp Services, LLC.

3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware (the “DGCL”).

4. The Corporation is to have perpetual existence.

5. The total number of shares of capital stock which the Corporation shall have authority to issue is: Three Hundred and Fifty Million (350,000,000). These shares shall be divided into two classes with 300,000,000 shares designated as common stock at $0.001 par value (the “Common Stock”) and 50,000,000 shares designated as preferred stock at $0.001 par value (the “Preferred Stock”).

The Preferred Stock of the Corporation shall be issued by the Board of Directors of the Corporation in one or more classes or one or more series within any class and such classes or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the Board of Directors of the Corporation may determine from time to time.

Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all stockholders' meetings for all purposes, including the election of directors. The Common Stock does not have cumulative voting rights.

No holder of shares of stock of any class shall be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock of any class, or of securities convertible into shares of stock of any class, whether now or hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.

6. For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is provided:

a. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors.  The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the Bylaws of the Corporation.  No election of directors need be by written ballot.

b. Any director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of such director.

c. After the original or other Bylaws of the Corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and, after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the Bylaws of the Corporation may be exercised by the Board of Directors of the Corporation.

7. No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. No amendment to or repeal of this Article 7 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

8. Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, said compromise or arrangement and said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

9. The Corporation expressly elects not to be governed by Section 203 of the DGCL.

10. The Corporation shall indemnify, to the fullest extent permitted by Section 145 of the DGCL, as amended from time to time, each person that such section grants the Corporation the power to indemnify.

11. From time to time any of the provisions of this certificate of incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this certificate of incorporation are granted subject to the provisions of this Article 11.

12. The name and mailing address of the incorporator is Matthew Bernstein, Esq. c/o Ellenoff Grossman & Schole LLP, 150 East 42nd Street, 11th Floor, New York, New York 10017.

IN WITNESS WHEREOF, the undersigned, being the incorporator hereinbefore named, has executed, signed and acknowledged this certificate of incorporation this [●] day of [●], 2013.

/s/ Keith Wong
Kieth Wong
President and Chief Executive Officer

EXHIBIT B
BYLAWS
OF
EASTBRIDGE INVESTMENT GROUP CORPORATION

ARTICLE I

OFFICES

Section 1.1          Registered Office. The registered office of the Corporation within the State of Delaware shall be located at either (a) the principal place of business of the Corporation in the State of Delaware or (b) the office of the corporation or individual acting as the Corporation’s registered agent in Delaware.

Section 1.2           Additional Offices. The Corporation may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and outside the State of Delaware, as the Board of Directors may from time to time determine or as the business and affairs of the Corporation may require.

ARTICLE II

STOCKHOLDERS

Section 2.1           Annual Meetings. An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

Section 2.2           Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice of special meeting delivered to the stockholders.

Section 2.3           Notices of Meetings.

(a)         Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the certificate of incorporation or these bylaws, notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. Notice may be given personally, by mail or by electronic transmission in accordance with Section 232 of the General Corporation Law of the State of Delaware (the “DGCL”).  If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.   Notice by electronic transmission shall be deemed given as provided in Section 232 of the DGCL.  An affidavit of the mailing or other means of giving any notice of any stockholders’ meeting, executed by the Secretary, Assistant Secretary or any transfer agent of the Corporation giving the notice, shall be prima facie evidence of the giving of such notice or report.  Notice shall be deemed to have been given to all stockholders of record who share an address if notice is given in accordance with the “householding” rules set forth in Rule 14a-3(e) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 233 of the DGCL.

(b)         Notice of the time, place (if any) and purpose of any meeting of stockholders may be waived in writing, either before or after the meeting, and to the extent permitted by law, will be waived by any stockholder by attendance thereat, in person or by proxy, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

Section 2.4           Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 2.5           Quorums. Except as otherwise provided by law, the certificate of incorporation or these bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by a majority in voting power thereof, adjourn the meeting from time to time in the manner provided in Section 2.4 of these bylaws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any subsidiary of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 2.6           Organizations. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the Chief Executive Officer, or in his absence by an Executive Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.7           Voting; Proxies. Except as otherwise provided by or pursuant to the provisions of the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot. At all meetings of stockholders for the election of directors, a plurality of the votes cast from those stockholders present in person or represented by proxy at the meeting and entitled to vote in the election shall be sufficient to elect a director. All other elections and questions shall, unless otherwise provided by the certificate of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, as otherwise provided by law or pursuant to any regulation applicable to the Corporation, be decided by the affirmative vote of the holders of a majority in voting power of the shares of stock of the Corporation which are present in person or by proxy and entitled to vote thereon, assuming a quorum is present.

Section 2.8           Fixing Dates for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent or dissent to corporate action without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board of Directors;  and (3) in the case of any other action, shall not be more than sixty (60) days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 2.9           List of Stockholders Entitled to Vote. The Secretary shall prepare and make a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

Section 2.10         Action By Consent of Stockholders. Unless otherwise restricted by the certificate of incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous consent shall, to the extent required by law, be given to those stockholders who have not consented and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

Section 2.11         Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act.  In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the corporation represented at the meeting and such inspectors' count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law, No person who is a candidate for an office at an election may serve as an inspector at such election.

Section 2.12         Notice of Stockholder Business and Nominations.

(a)          Annual Meeting.

(i)          Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.12(a) is delivered to the Secretary of the Corporation and at the date of the meeting, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.12(a).

(ii)         For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of the foregoing paragraph, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must constitute a proper matter for stockholder action.  To be timely, a stockholder’s proposal must be received at the Corporation’s principal executive offices not later than the close of business on the one hundred twentieth (120th) calendar day prior to the first anniversary of the preceding year's annual meeting. However, if the Corporation did not hold an annual meeting the previous year, or if the date of the then-current year's annual meeting has been changed by more than thirty (30) days from the date of the previous year's meeting, then the deadline is a reasonable time before the Corporation begins to print and mail its proxy materials. Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposes to nominate for election as a director (x) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and (y) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (2) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (3) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination and (4) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination.  The foregoing notice requirements of this Section 2.12(a) shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal or nomination at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal or nomination has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting.  The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

(iii)        Notwithstanding anything in Section 2.12(a)(ii) above to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement made by the Corporation naming all of the nominees for directors or specifying the size of the increased Board of Directors at least ninety (90) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.12(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b)         Special Meeting.

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.  Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (A) by or at the direction of the Board of Directors or (B) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.12(b) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.12.  In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(ii) of this Section 2.12 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the ninetieth (90th) day prior to such special meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.  In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c)          General.

(i)           Only such persons who are nominated in accordance with the procedures set forth in this Section 2.12 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.12.  Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.12 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (a)(ii)(C)(4) of this Section 2.12) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 2.12, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.  Notwithstanding the foregoing provisions of this Section 2.12, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.  For purposes of this Section 2.12, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(ii)          For purposes of this Section 2.12, a “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(iii)         Notwithstanding the foregoing provisions of this Section 2.12, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.12.  Nothing in this Section 2.12 shall be deemed to affect any rights of stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or any rights of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation of the Corporation.

Section 2.13         Conducts of Meetings.

The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem necessary, appropriate or convenient.  Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

ARTICLE III

BOARD OF DIRECTORS

Section 3.1           Powers.  Subject to the provisions of the DGCL and to any limitations in the Certificate of Incorporation or these bylaws relating to action required to be approved by the stockholders, the business and affairs of the corporation shall be managed and shall be exercised by or under the direction of the Board of Directors.  In addition to the powers and authorities these bylaws expressly confer upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation or these bylaws required to be exercised or done by the stockholders.

Section 3.2          Number, Term of Office, Classes and Election.  The Board of Directors shall consist of not fewer than one (1) nor more than nine (9) directors, the exact number may be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors. In lieu of electing the whole number of directors annually, the directors shall be divided into three classes, as nearly equal in number as is reasonably possible, with the term of office of the first class to expire at the first annual meeting of stockholders held following the adoption of these bylaws, the term of office of the second class to expire at the second annual meeting of stockholders held following the adoption of these bylaws, and the term of office of the third class to expire at the third annual meeting of stockholders held following the adoption of these bylaws, with each director to hold office until his or her successor shall have been duly elected and qualified unless earlier removed. The initial Board of Directors will be appointed by the current board of directors of the Company. Except as otherwise provided by law, the Certificate of Incorporation or these bylaws, at each annual meeting of stockholders, commencing with the first annual meeting of stockholders held following the adoption of these bylaws, (i) directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified unless earlier removed, and (ii) if authorized by a resolution of the board of directors, directors may be elected to fill any vacancy on the board of directors, regardless of how such vacancy shall have been created. A director that has been elected to fill a vacancy on the board of directors, other than at an annual meeting, shall serve as a director until such time as the scheduled termination date of such vacated director. Directors need not be stockholders unless so required by the Certificate of Incorporation or these bylaws, wherein other qualifications for directors may be prescribed.

Section 3.3          Resignation; Removal from Office; Vacancies. Any director may resign at any time upon written notice to the Board of Directors. A director may only be removed from his or her position by the Board of Directors or stockholders with cause.  Unless otherwise provided by law or the certificate of incorporation, any newly created directorship or any vacancy occurring in the Board of Directors for any reason may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of the stockholders entitled to vote in such election, and each director so elected shall hold office until the expiration of the term of office of the director whom he has replaced or until his successor is elected and qualified.  For purposes of this Section 3.3, “cause” shall mean: (i) the director’s conviction or plea of nolo contendere of a felony involving moral turpitude; (b) the director’s conviction or plea of nolo contendere of a violation of federal or state securities laws; (c) the director’s commission of any material act of dishonesty resulting or intended to result in personal gain or enrichment of such director at the expense of the Corporation or any of its subsidiaries and which act, if made the subject of criminal charges, would be reasonably likely to be charged as a felony; (d) the director being adjudged legally incompetent by a court of competent jurisdiction; or (e) the director’s filing for bankruptcy.

Section 3.4           Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine.

Section 3.5           Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chief Executive Officer, any Executive Vice President, the Secretary, or by any member of the Board of Directors.  Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting.

Section 3.6           Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this bylaw shall constitute presence in person at such meeting.

Section 3.7           Quorum; Vote Required for Action. At all meetings of the Board of Directors, a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the certificate of incorporation, these bylaws or applicable law otherwise provides, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.8           Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the Vice Chairman of the Board, if any, or in his absence by the Chief Executive Officer or an Executive Vice President or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 3.9          Action by Written Consent of Directors. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

Section 3.10        Emergency Bylaws.  In the event of any emergency, disaster or catastrophe, as referred to in Section 110 of the DGCL, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee of the Board of Directors cannot readily be convened for action, then the director or directors in attendance at the meeting shall constitute a quorum.  Such director or directors in attendance may further take action to appoint one or more of themselves or other directors to membership on any standing or temporary committees of the Board of Directors as they shall deem necessary and appropriate.

Section 3.11        Compensation. Unless otherwise restricted by the Certificate of Incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid either a fixed sum for attendance at each meeting of the Board of Directors or other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board of Directors may be allowed like compensation and reimbursement of expenses for service on a committee.

ARTICLE IV

COMMITTEES OF THE BOARD OF DIRECTORS

Section 4.1           Committees.  The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

Section 4.2           Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these bylaws.

ARTICLE V

OFFICERS

Section 5.1          Executive Officers; Election; Qualifications; Term of Office; Resignation; Removal; Vacancies. The Board of Directors shall elect a Chief Executive Officer, Chief Financial Officer, one or more Executive Vice Presidents, Secretary, and Treasurer and it may, if it so determines, choose a Chairman of the Board and a Vice Chairman of the Board from among its members. The Board of Directors may also choose one or more Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his election, and until his successor is elected and qualified or until his earlier resignation or removal. Any officer may be removed, with or without cause, at any time by the Board of Directors, subject to compliance with terms of any employment agreement between the Corporation and such officer. Any officer may resign at any time upon written notice to the Corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

Section 5.2           Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors.

ARTICLE VI

STOCK

Section 6.1           Certificates. The shares of capital stock of the Corporation may be certificated or uncertificated, as permitted under Section 158 of the DGCL.  Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the Chief Executive Officer or an Executive Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation certifying the number of shares owned by him in the Corporation.  Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

  Section 6.2        Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock (or register uncertificated shares in lieu of a new certificate) in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed.  When authorizing the issuance of a new certificate (or the registration of uncertificated shares), the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate (or the registration of uncertificated shares).

Section 6.3           Surrender, Transfer and Cancellation.  Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these bylaws.  Transfers of stock shall be made on the books of the Corporation, and in the case of certificated shares of stock, only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing, and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form; provided, however, that such surrender and endorsement, compliance or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. With respect to certificated shares of stock, every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,” with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred. The Corporation shall have no duty to inquire into adverse claims with respect to any transfer of capital stock unless (a) the Corporation has received a written notification of an adverse claim at a time and in a manner which affords the Corporation a reasonable opportunity to act on it prior to the issuance of a new, reissued or re-registered share certificate and the notification identifies the claimant, the registered owner and the issue of which the share or shares is a part and provides an address for communications directed to the claimant; or (b) the Corporation has required and obtained, with respect to a fiduciary, a copy of a will, trust, indenture, articles of co-partnership, bylaws or other controlling instruments, for a purpose other than to obtain appropriate evidence of the appointment or incumbency of the fiduciary, and such documents indicate, upon reasonable inspection, the existence of an adverse claim. The Corporation may discharge any duty of inquiry by any reasonable means, including notifying an adverse claimant by registered or certified mail at the address furnished by him or, if there be no such address, at his residence or regular place of business that the security has been presented for registration of transfer by a named person, and that the transfer will be registered unless within thirty days from the date of mailing the notification, either (a) an appropriate restraining order, injunction or other process issues from a court of competent jurisdiction; or (b) an indemnity bond, sufficient in the Corporation’s judgment to protect the Corporation and any transfer agent, registrar or other agent of the Corporation involved from any loss which it or they may suffer by complying with the adverse claim, is filed with the Board of Directors.

Section 6.4           Consideration and Payment for Stock. Subject to applicable law and the Certificate of Incorporation, shares of stock may be issued for such consideration having, in the case of shares with par value, a value not less than the par value thereof, and to such persons, as determined from time to time by the Board of Directors. The consideration may consist of any tangible or intangible property or benefit to the Corporation including cash, promissory notes, services performed, contracts for services to be performed or other securities. Subject to applicable law and the Certificate of Incorporation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.

ARTICLE VII

INDEMNIFICATION

Section 7.1           Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an “Indemnitee”) who was or is made or is threatened to be made a party or is otherwise involved in any threatened, pending, or completed action, suit, arbitration, alternative dispute mechanism, inquiry, administrative or legislative hearing, investigation or any other actual, threatened or completed proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the status of a person who is or was the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the written request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity (the “Corporate Status”), including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Indemnitee. Notwithstanding the preceding sentence, except as otherwise provided in this Section 7, the Corporation shall be required to indemnify an Indemnitee in connection with a proceeding (or part thereof) commenced by such Indemnitee only if (i) the commencement of such proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors (ii) such indemnification is expressly required to be made by law, (iii) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law.

Section 7.2           Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) incurred by an Indemnitee in connection with any Proceeding by reason of its Corporate Status in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this Article VII or otherwise.

Section 7.3           Claims. If a claim for indemnification or advancement of expenses under this Article VII is not paid in full within sixty (60) days after a written claim therefor by the Indemnitee has been received by the Corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or advancement of expenses under applicable law.

Section 7.4          Nonexclusivity of Rights. The rights conferred on any Indemnitee by this Article VII shall not be exclusive of any other rights which such Indemnitee may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

Section 7.5           Other Sources. The Corporation's obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

Section 7.6          Insurance. The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 7.7           Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any Indemnitee in respect of any act or omission occurring prior to the time of such repeal or modification.

Section 7.8           Contract Rights. The rights provided to Indemnitees pursuant to this Article VII shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.

Section 7.9           Other Indemnification and Prepayment of Expenses. This Article VII shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

Section 7.10        Severability.  If any provision or provisions of this Article VII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VII (including, without limitation, each such portion of this Article VII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE VIII

MISCELLANEOUS

Section 8.1           Place of Meetings. If the place of any meeting of stockholders, the Board of Directors or a committee of the Board of Directors for which notice is required under these bylaws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation.

Section 8.2           Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

Section 8.3           Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 8.4           Manner of Notice. Except as otherwise provided herein, notices to directors and stockholders may be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation or mailed by other means of electronic transmission. Notice to directors may be given by telegram, telecopier, telephone or other means of electronic transmission.

Section 8.5           Waiver of Notice of Meetings of Stockholders. Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice.

Section 8.6           Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly. legible form within a reasonable time

Section 8.7           Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Certificate of Incorporation.

Section 8.8           Reserves. The Board of Directors may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

Section 8.9           Contracts and Negotiable Instruments. Except as otherwise provided by applicable law, the Certificate of Incorporation or these bylaws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board of Directors may from time to time authorize. Such authority may be general or confined to specific instances as the Board of Directors may determine.

Section 8.10         Amendment of Bylaws. These bylaws may be altered, amended or repealed, and new bylaws made by (a) the Board of Directors; (b) the stockholders at any annual stockholders meeting without previous notice; (c) the stockholders at any special stockholders meeting where notice of such proposed amendment, modification, repeal or adoption is included in the notice of special meeting; or (d) the stockholders by action taken without a meeting pursuant to Section 2.10 of these bylaws; provided however, that Section 3.1 and Section 3.2 of these bylaws may only be altered, amended or repealed upon the affirmative vote of sixty six and two-thirds percent (66 2/3%) or more of the voting power of the outstanding shares of stock.

EXHIBIT C
EASTBRIDGE INVESTMENT GROUP CORPORATION

AMENDED AND RESTATED 2011 INCENTIVE STOCK OPTION PLAN

1. Purpose.  The purpose of the Amended and Restated 2011 Incentive Stock Option Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.

2. Definitions.  The following definitions shall be applicable throughout this Plan:

a.
“Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest as determined by the Committee in its discretion.  The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

b.	“Award” means, individually or collectively, any Stock Option, Stock Appreciation Right and Restricted Stock Award granted under this Plan.

c.	“Board” means the Board of Directors of the Company.

d.	“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or obligated by federal law or executive order to be closed.

e.
“Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar document or policy between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement, document or policy (or the absence of any definition of “Cause” contained therein), (A) a continuing material breach or material default (including, without limitation, any material dereliction of duty) by Participant of any agreement between the Participant and the Company, except for any such breach or default which is caused by the physical disability of the Participant (as determined by a neutral physician), or a continuing failure by the Participant to follow the direction of a duly authorized representative of the Company; (B) gross negligence, willful misfeasance, neglect or breach of fiduciary duty by the Participant; (C) the commission by the Participant of an act of fraud, embezzlement or any felony or other crime of dishonesty in connection with the Participant’s duties to the Company; or (D) conviction of the Participant of a felony or any other crime that would materially and adversely affect (i) the business reputation of the Company or (ii) the performance of the Participant’s duties to the Company.  Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

f.	“Change in Control” shall, in the case of a particular Award, unless the applicable Award agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i) An acquisition (whether directly from the Company or otherwise) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 11(d) or 12(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding Voting Securities.

(ii) Other than through their voluntary resignation, the individuals who constitute the members of the Board cease, by reason of a financing, merger, combination, acquisition, takeover or other non-ordinary course transaction affecting the Company, to constitute at least fifty-one percent (51%) of the members of the Board; or

(iii) Approval by the Board and, if required, stockholders of the Company of, or execution by the Company of any definitive agreement with respect to, or the consummation of (it being understood that the mere execution of a term sheet, memorandum of understanding or other non-binding document shall not constitute a Change of Control):

(A) A merger, consolidation or reorganization involving the Company, where either or both of the events described in clauses (i) or (ii) above would be the result;

(B) A liquidation or dissolution of or appointment of a receiver, rehabilitator, conservator or similar person for, or the filing by a third party of an involuntary bankruptcy against, the Company; provided, however, that to the extent necessary to comply with Section 409A of the Code, the occurrence of an event described in this subsection (B) shall not permit the settlement of Restricted Stock Units granted under this Plan; or

(C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a subsidiary of the Company);

provided, however, that the execution of that certain Agreement and Plan of Merger by and among the Company, CBMG Acquisition Limited and Cellular Biomedicine Group Ltd. and the consummation of the transactions contemplated thereby shall not be deemed to be a Change of Control.

g.
“Closing Price” means (A) during such time as the Common Stock is registered under Section 10 of the Exchange Act, the closing price of the Common Stock as reported by an established stock exchange or automated quotation system on the day for which such value is to be determined, or, if no sale of the Common Stock shall have been made on any such stock exchange or automated quotation system that day, on the next preceding day on which there was a sale of such Common Stock, or (B) during any such time as the Common Stock is not listed upon an established stock exchange or automated quotation system, the mean between dealer “bid” and “ask” prices of the Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported by the Financial Industry Regulatory Authority, Inc., or (C) during any such time as the Common Stock cannot be valued pursuant to (A) or (B) above, the fair market value as determined by the Committee considering all relevant information including, by way of example and not by limitation, the services of an independent appraiser.

h.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto.  References in this Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

i.	“Committee” means a committee of at least two people as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board.

j.	“Common Stock” means the common stock, no par value, of the Company (and any stock or other securities into which such Common Stock may be converted or into which they may be exchanged).

k.	“Company” means EastBridge Investment Group Corporation, an Arizona corporation, together with its successors and assigns.

l.	“Date of Grant” means the date on which the granting of an Award is made, or such other date as may be specified in an Award agreement.

m.
“Disability” means a permanent and total disability incurred by a Participant while in the employ of the Company or an Affiliate.  For this purpose, a permanent and total disability shall mean that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

n.	“Effective Date” means November 28, 2012, subject to Section 3 of this Plan.

o.
“Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

p.
“Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate, provided that if the Securities Act applies, such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or an Affiliate).

q.
“Exchange Act” has the meaning given such term in the definition of “Change in Control,” and any reference in this Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

r.	“Exercise Price” has the meaning given such term in Section 7(b) of this Plan.

s.
“Fair Market Value”, unless otherwise provided by the Committee in accordance with all applicable laws, rules regulations and standards, means, on a given date, (i) if the Common Stock (A) is listed on a national securities exchange or (B) is not listed on a national securities exchange, but is quoted by the OTC Markets Group, Inc. (www.otcmarkets.com) or any successor or alternative recognized over-the-counter market or another inter-dealer quotation system, on a last sale basis, the average selling price of the Common Stock reported on such national securities exchange or other inter-dealer quotation system, determined as the arithmetic mean of such selling prices over the thirty (30)-Business Day period preceding the Date of Grant, weighted based on the volume of trading of such Common Stock on each trading day during such period; or (ii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Stock.

t.	“Immediate Family Members” shall have the meaning set forth in Section 13(b) of this Plan.

u.
“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in this Plan.

v.	“Indemnifiable Person” shall have the meaning set forth in Section 4(e) of this Plan.

w.
 “Mature Shares” means Common Stock owned by a Participant that is not subject to any pledge or security interest and that has been either previously acquired by the Participant on the open market or meet such other requirements, if any, as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such stock to pay the Exercise Price or satisfy a withholding obligation of the Participant.

x.	“Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

y.	“Option” means an Award granted under Section 7 of this Plan.

z.	“Option Period” has the meaning given such term in Section 7(c) of this Plan.

aa.	“Participant” means an Eligible Person who has been selected by the Committee to participate in this Plan and to receive an Award pursuant to Section 5 of this Plan.

bb.	“Permitted Transferee” shall have the meaning set forth in Section 13(b) of this Plan.

cc.	“Person” has the meaning given such term in the definition of “Change in Control.”

dd.	“Plan” means this Amended and Restated 2011 Incentive Stock Option Plan, as amended from time to time.

ee.
“Retirement” means the fulfillment of each of the following conditions: (i) the Participant is in good standing with the Company as determined by the Committee; (ii) the voluntary termination by a Participant of such Participant’s employment or service to the Company and (iii) that at the time of such voluntary termination, the sum of: (1) the Participant’s age (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) and (2) the Participant’s years of employment or service with the Company (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) equals at least 62 (provided that, in any case, the foregoing shall only be applicable if, at the time of Retirement, the Participant shall be at least 55 years of age and shall have been employed by or served with the Company for no less than 5 years).

ff.
“Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

gg.
 “Restricted Stock Award” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.

hh.	“SAR Period” has the meaning given such term in Section 8(b) of this Plan.

ii.
“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto.  Reference in this Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other official interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

jj.	“Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of this Plan which meets all of the requirements of Section 1.409A-1(b)(5)(i)(B) of the Treasury Regulations.

kk.
“Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value of one share of Common Stock on the Date of Grant.

ll.	“Subsidiary” means, with respect to any specified Person:

(i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Voting Securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(ii) any partnership or limited liability company (or any comparable foreign entity) (a) the sole general partner or managing member (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners or managing members (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

mm.	“Substitute Award” has the meaning given such term in Section 5(e).

nn.	“Treasury Regulations” means any regulations, whether proposed, temporary or final, promulgated by the U.S. Department of Treasury under the Code, and any successor provisions.

3. Effective Date; Duration.  The Plan shall be effective as of the Effective Date, but no Award shall be exercised or paid (or, in the case of a stock Award, shall be granted unless contingent on stockholder approval) unless and until this Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months after the date this Plan is adopted by the Board.  In the event stockholder approval is not granted within twelve (12) months after the date this Plan is adopted by the Board, any Award may be exercised or paid following such stockholder approval provided that the Committee shall modify the terms of such Award or payment so that the treatment of such Award or payment is in accordance with the Code.  The expiration date of this Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards.

4. Administration.

a.
The Committee shall administer this Plan.  To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under this Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under this Plan, be an Eligible Director.  However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under this Plan.  The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by all of the members of the Committee shall be deemed the acts of the Committee.  Whether a quorum is present shall be determined based on the Committee’s charter as approved by the Board.

b.
Subject to the provisions of this Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by this Plan and its charter, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan.

c.
The Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons (i) subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code.

d.
Unless otherwise expressly provided in this Plan, all designations, determinations, interpretations, and other decisions under or with respect to this Plan or any Award or any documents evidencing Awards granted pursuant to this Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

e.
No member of the Board, the Committee, delegate of the Committee or any employee, advisor or agent of the Company or the Board or the Committee (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to this Plan or any Award hereunder.  Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from (and the Company shall pay or reimburse on demand for) any loss, cost, liability, or expense (including reasonable attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under this Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice.  The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

f.
Notwithstanding anything to the contrary contained in this Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer this Plan with respect to such Awards.  In any such case, the Board shall have all the authority granted to the Committee under this Plan.

5. Grant of Awards; Shares Subject to this Plan; Limitations.

a.	The Committee may, from time to time, grant Options, Stock Appreciation Rights and Restricted Stock Awards to one or more Eligible Persons.

b.
Subject to Sections 3 and 10 of this Plan, the Committee is authorized to deliver under this Plan an aggregate of Seventy Eight Million (78,000,000) shares of Common Stock, which such number shall be increased on the first day of each fiscal year of the Company beginning in 2014 in an amount equal to one percent (1%) of the number of shares of Common Stock outstanding as of such date, or such lesser number of shares of Common Stock as determined by the Committee. Subject to Section 5(c) below, each share of Common Stock subject to an Award will reduce the number of shares of Common Stock available for issuance under this Plan by one share.

c.
Shares of Common Stock underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash shall be available again for Awards under this Plan.  Notwithstanding the foregoing, the following shares of Common Stock shall not be available again for Awards under the Plan: (i) shares tendered or held back upon the exercise of an Option or settlement of an Award to cover the Exercise Price of an Award; (ii) shares that are used or withheld to satisfy tax obligations of the Participant; and (iii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the SAR upon exercise thereof.

d.
Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

e.
Subject to compliance with Section 1.409A-3(f) of the Treasury Regulations, Awards may, in the sole discretion of the Committee, be granted under this Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”).  The number of shares of Common Stock underlying any Substitute Awards shall be counted against the aggregate number of shares of Common Stock available for Awards under this Plan.

6. Eligibility.  Participation shall be limited to Eligible Persons who have entered into an Award agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in this Plan.

7. Options.

a.
Generally.  Each Option granted under this Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)).  Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award agreement.  All Options granted under this Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option.  Notwithstanding any designation of an Option, to the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options.  Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code.  No Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.  In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code and any applicable regulations thereunder.  This Plan shall be administered and interpreted so that all Incentive Stock Options granted to Employees under this Plan will qualify as Incentive Stock Options under Section 422 of the Code.  If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.  If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 7 hereof.

b.
Exercise Price.  The exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant; and, provided further, that notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per share of Common Stock.

c.
Vesting and Expiration.  Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and as set forth in the applicable Award agreement, and shall expire after such period, not to exceed ten (10) years from the Date of Grant, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate; and, provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability.  Unless otherwise provided by the Committee in an Award agreement:

(i) The unexercised portion of any Option shall automatically and without notice immediately terminate and become forfeited, null and void at the time of the earliest to occur of the following:

(a) three months after the date on which the Participant’s employment is terminated for any reason other than by reason of (A) Cause, (B) the termination of the Participant’s employment with the Company by such Participant following less than 60 days’ prior written notice to the Company of such termination (an “Improper Termination”), (C) a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee, or (D) death;

(b) immediately upon (A) the termination by the Company of the Participant’s employment for Cause, or (B) an Improper Termination;

(c) one year after the date on which the Participant’s employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee or the later of three months after the date on which the Participant shall die if such death shall occur during such one-year period; or

(d) the later of (i) one year after the date of termination of the Participant’s employment by reason of death of the employee, or (ii) three months after Participant’s death if such death shall occur during such one year period.

(ii) Upon termination of Participant’s employment for any reason, any Option (or portion thereof) not previously vested pursuant to Section 7 of this Plan or the vesting schedule set forth in such Award agreement shall be immediately canceled.

d.
Method of Exercise and Form of Payment.  No Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.  Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award agreement accompanied by payment of the Exercise Price.  The Exercise Price shall be payable (i) in cash, check (subject to collection), cash equivalent and/or vested shares of Common Stock valued at the Closing Price on the date the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, however, that such shares of Common Stock are not subject to any pledge or other security interest and are Mature Shares and; (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, including without limitation: (A) in other property having a fair market value (as determined by the Committee in its discretion) on the date of exercise equal to the Exercise Price or (B) if there is a public market for Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of shares of Common Stock for which the Option was exercised that number of shares of Common Stock having a Closing Price equal to the aggregate Exercise Price for the shares of Common Stock for which the Option was exercised.  Any fractional shares of Common Stock shall be settled in cash.

e.
Notification upon Disqualifying Disposition of an Incentive Stock Option.  Each Participant awarded an Incentive Stock Option under this Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any shares of Common Stock acquired pursuant to the exercise of such Incentive Stock Option.  A disqualifying disposition is any disposition (including, without limitation, any sale) of such shares of Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company or a third party under contract with the Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

f.
Compliance With Laws, etc.  Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8. Stock Appreciation Rights.

a.
Generally.  Each SAR granted under this Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)).  Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award agreement.  Any Option granted under this Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.   The Committee may establish a maximum appreciation value payable for SARs.

b.
Vesting and Expiration.  A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option.  A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten (10) years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability.  Unless otherwise provided by the Committee in an Award agreement:

(i) a SAR shall vest and become exercisable with respect to 100% of the Common Stock subject to such SAR on the third anniversary of the Date of Grant;

(ii) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for:

(a) one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but not later than the expiration of the SAR Period;

(b) for directors, officers and employees of the Company only, for the remainder of the SAR Period following termination of employment or service by reason of such Participant’s Retirement;

(c) 90 calendar days following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and

(iii) both the unvested and the vested portion of a SAR shall expire immediately upon the termination of the Participant’s employment or service by the Company for Cause.

c.
Method of Exercise.  SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.  Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the Closing Price exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

d.
Payment.  Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares of Common Stock subject to the SAR that are being exercised multiplied by the excess, if any, of the Closing Price of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.  The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee.

9. Restricted Stock Awards.

a.
Generally.  Each grant of Restricted Stock Awards shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)).  Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award agreement.

b.
Restricted Accounts; Escrow or Similar Arrangement.  Upon a grant of Restricted Stock Award, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock Award shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may additionally require the Participant to execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock Award covered by such agreement.  If a Participant shall fail to execute an agreement evidencing a Restricted Stock Award and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void ab initio.  Subject to the restrictions set forth in this Section 9 and/or as provided in the applicable Award agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock Award, including without limitation the right to vote such Restricted Stock Award and the right to receive dividends, if applicable, upon vesting of such Restricted Stock Award.  To the extent shares of a Restricted Stock Award are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.

c.
Vesting; Acceleration of Lapse of Restrictions.  Unless otherwise provided by the Committee in an Award agreement: (i) the Restricted Period shall lapse with respect to 100% of the Restricted Stock Award on the third (3rd) anniversary of the Date of Grant; and (ii) the unvested portion of Restricted Stock Award shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award.

d.
Delivery of Restricted Stock Award. Upon the expiration of the Restricted Period with respect to any Restricted Stock Award, the restrictions set forth herein or in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement.  If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share).  Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Closing Price equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth in the applicable Award agreement).

e.
Certificate and Restrictive Legend.  A stock certificate will be issued in connection with each Restricted Stock Award. Such certificate will be registered in the name of the grantee receiving the award, and will bear the following legend and/or any other legend required by this Plan, the Award agreement, any stockholders agreement, if any, or by applicable law:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE EASTBRIDGE INVESTMENT GROUP CORPORATION AMENDED AND RESTATED 2011 INCENTIVE OPTION PLAN AND AN AGREEMENT ENTERED INTO BETWEEN [THE GRANTEE] AND EASTBRIDGE (WHICH TERMS AND CONDITIONS INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS, REPURCHASE RIGHTS AND FORFEITURE CONDITIONS). COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF EASTBRIDGE AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE COMPANY.

Stock certificates evidencing Restricted Stock Awards will be held in custody by the Company or in escrow by an escrow agent until the restrictions thereon have lapsed. As a condition to any Restricted Stock Award, the grantee may be required to deliver to the Company a share power, endorsed in blank, relating to the shares covered by such Restricted Stock Award.

f.	Restrictions and Conditions. The Restricted Stock Awards awarded pursuant to this Section 9 will be subject to the following restrictions and conditions:

(i) During a period commencing with the date that a Restricted Stock Award is awarded and ending following the Restricted Period, the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber the Restricted Stock Award under the Plan. The Committee may condition the lapse of restrictions on a Restricted Stock Award upon the continued employment or service of the recipient, the attainment of specified individual or corporate performance goals, or such other factors as the Committee may determine, in its sole and absolute discretion.

(ii) Except as provided in this paragraph (f), once the Participant has been issued a certificate or certificates for a Restricted Stock Award, the Participant will have, with respect to the Restricted Stock Award, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any cash distributions or dividends. Any distributions or dividends paid in the form of securities with respect to a Restricted Stock Award will be subject to the same terms and conditions as the Restricted Stock Award with respect to which they were paid, including, without limitation, the same Restricted Period.

(iii) Subject to the applicable provisions of the Award agreement, if a Participant’s service with the Company and its Subsidiaries terminates prior to the expiration of the Restricted Period, all of that Participant’s Restricted Stock Award which then remains subject to forfeiture shall be forfeited immediately.

(iv) If and when the Restricted Period expires without a prior forfeiture of the Restricted Stock Award subject to such Restricted Period, the certificates for such shares will be replaced with new certificates, without the restrictive legends described in Section 9(e) applicable to such lapsed restrictions, and such new certificates will be promptly delivered to the Participant, the Participant’s representative (if the Participant has suffered a disability), or the Participant’s estate or heir (if the Participant has died).

10. Changes in Capital Structure and Similar Events.  In the event of (a) any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments that are equitable, including without limitation any or all of the following:

a.
adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under this Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of this Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures;

b.
providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

c.
subject to the requirements of Section 409A of the Code, canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the fair market value (as of a date specified by the Committee) of the Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the fair market value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) or ASC Topic 718, or any successor thereto), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring.  Any adjustment in Incentive Stock Options under this Section 10 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 10 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act.  The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

11. Effect of Change in Control.  Except to the extent otherwise provided in an Award agreement, in the event of a Change in Control, notwithstanding any provision of this Plan to the contrary, with respect to all or any portion of a particular outstanding Award or Awards:

a.	all of the then outstanding Options shall vest upon such Change in Control;

b.
all of the then outstanding SARs shall immediately vest and become immediately exercisable as of the date immediately prior to the date of the Change in Control, unless otherwise specified in the Award agreement; and

c.	the Restricted Period shall expire as of the date immediately prior to the date of the Change in Control, unless otherwise specified in the Award agreement.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transactions with respect to the shares of Common Stock subject to their Awards.

12. Amendments and Termination.

a.
Amendment and Termination of this Plan.  The Board may amend, alter, suspend, discontinue, or terminate this Plan or any portion thereof at any time; provided, that shareholders must approve material amendments to the Plan (by a majority vote of those shareholders voting on the matter, assuming a quorum is present) including, but not limited to, (1) any material increase in the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spinoff or similar transaction); (2) any material increase in benefits to Participants, including any material change to: (i) permit a repricing (or decrease in exercise price) of all of the outstanding options or (ii) extend the duration of the Plan; (3) any material expansion of the class of Eligible Persons; and (4) any expansion in the types of options or awards provided under the Plan; and, provided, further that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to this Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Stock may be listed or quoted or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); and, provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the prior written consent of the affected Participant, holder or beneficiary.

b.
Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively; provided, however that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; and, provided, further, that without stockholder approval, except as otherwise permitted under Section 10 of this Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR, another Award or cash or take any action that would have the effect of treating such Award as a new Award for tax or accounting purposes and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted.

13. General.

a.
Award Agreements.  Each Award under this Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee.  The Company’s failure to specify any term of any Award in any particular Award agreement shall not invalidate such term, provided such terms was duly adopted by the Board or the Committee.

b.
Nontransferability; Trading Restrictions.  Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative.  No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

i. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, with or without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of this Plan, to:  (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award agreement (each transferee described in clauses (A), (B) (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of this Plan.

ii. The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in this Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under this Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of this Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in this Plan and the applicable Award agreement.

iii. The Committee shall have the right, either on an Award-by-Award basis or as a matter of policy for all Awards or one or more classes of Awards, to condition the sale, issuance or delivery of vested Common Stock received in connection with such Award on the Participant’s agreement to such restrictions as the Committee may determine, including without limitation:

(a) a representation and warranty by the Participant to the Company, at the time any Option, SAR or Restricted Stock Award is exercised, that such Participant is acquiring the shares to be issued  for investment and not with a view to, or for sale in connection with, the distribution of any such shares;

(b) an agreement and undertaking to comply with all of the terms, restrictions and provisions set forth in any then applicable shareholder agreement relating to the shares, including, without limitation, any restrictions on transferability, any rights of first refusal and any option of the Company to “call” or purchase such shares under then applicable agreements, and

(c) any restrictive legend or legends, to be embossed or imprinted on stock certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the shares.

c.
Notice. Time shall be of the essence with respect to all time periods specified for the giving of notices to the Company hereunder, as well as all time periods for the expiration and termination of Options, SARs and Restricted Stock Awards in accordance with Sections 7, 8 and 9 hereof (or as otherwise set forth in an Award agreement).

d.	Tax Withholding.

i. A Participant shall be required to pay to the Company or any Affiliate, or the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, shares of Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under this Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

ii. Without limiting the generality of clause (i) above, and except as otherwise provided herein, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest and are Mature Shares) owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability (but no more than the minimum required statutory withholding liability).

e.
No Claim to Awards; No Rights to Continued Employment; Waiver.  No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under this Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award.  There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards.  The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.  Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board.  The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under this Plan, unless otherwise expressly provided in this Plan or any Award agreement.  By accepting an Award under this Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under this Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

f.
International Participants.  With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of this Plan or outstanding Awards (or establish a sub-plan) with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

g.
Designation and Change of Beneficiary.  Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under this Plan upon his or her death.  A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee.  The last such designation filed with the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt.  If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.  Upon the occurrence of a Participant’s divorce (as evidenced by a final order or decree of divorce), any spousal designation previously given by such Participant shall automatically terminate.

h.
Termination of Employment/Service.  Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate.

i.
No Rights as a Stockholder.  Except as otherwise specifically provided in this Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock that are subject to Awards hereunder until such shares have been issued or delivered to that person.

j.	Government and Other Regulations.

i. The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required.  Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with.  The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under this Plan.  The Committee shall have the authority to provide that all certificates for shares of Common Stock or other securities of the Company or any Affiliate delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under this Plan, the applicable Award agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of this Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.  Notwithstanding any provision in this Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under this Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

ii. The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Stock from the public markets, the Company’s issuance of Common Stock to the Participant, the Participant’s acquisition of Common Stock from the Company and/or the Participant’s sale of Common Stock to the public markets, illegal, impracticable or inadvisable.  If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless doing so would violate Section 409A of the Code, the Company may, but shall not be obligated to, pay to the Participant in cash an amount equal to the excess of (A) the aggregate fair market value of the Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Stock (in the case of any other Award).  Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.  The Committee shall have the discretion to consider and take action to mitigate the tax consequence to the Participant in cancelling an Award in accordance with this clause.

k.
Payments to Persons Other Than Participants.  If the Committee shall find that any person to whom any amount is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment.  Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

l.
Nonexclusivity of this Plan.  Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

m.
No Trust or Fund Created.  Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other Person or entity, on the other hand.  No provision of this Plan or any Award shall require the Company, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.  Participants shall have no rights under this Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

n.
Reliance on Reports.  Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with this Plan by any agent of the Company or the Committee or the Board, other than himself.

o.
Relationship to Other Benefits.  No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

p.
Governing Law.  The Plan shall be governed by and construed in accordance with the internal laws of the State of Arizona, without giving effect to the conflict of laws provisions, provided that if the Company changes its State of domicile, the Plan shall be governed by and construed in accordance with the internal laws of that State.

q.
Severability.  If any provision of this Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws in the manner that most closely reflects the original intent of the Award or the Plan, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of this Plan and any such Award shall remain in full force and effect.

r.
Obligations Binding on Successors.  The obligations of the Company under this Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

s.
Expenses; Gender; Titles and Headings.  The expenses of administering this Plan shall be borne by the Company and its Affiliates.  Masculine pronouns and other words of masculine gender shall refer to both men and women.  The titles and headings of the sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings shall control.

t.
Other Agreements.  Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Stock under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.

u.
Section 409A. The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, the requirements of Section 409A of the Code.  The Plan and all Awards granted under this Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A of the Code to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code.  Notwithstanding anything in this Plan to the contrary, in no event shall the Committee exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Section 409A of the Code unless, and solely to the extent that, such accelerated payment or settlement is permissible under Section 1.409A-3(j)(4) of the Treasury Regulations.  If a Participant is a “specified employee” (within the meaning of Section 1.409A-1(i) of the Treasury Regulations) at any time during the twelve (12)-month period ending on the date of his termination of employment, and any Award hereunder subject to the requirements of Section 409A of the Code is to be satisfied on account of the Participant’s termination of employment, satisfaction of such Award shall be suspended until the date that is six (6) months after the date of such termination of employment.

v.
Effect of Disqualifying Disposition. If the transfer of a share of stock to an individual pursuant to his exercise of an option would otherwise meet the requirements of §422 (a) or §423 (a) of the Code except that there is a failure to meet any of the holding period requirements of §422 (a)(1) or §423 (a)(1) of the Code, then any increase in the income of such individual or deduction from the income of his employer corporation for the taxable year in which such exercise occurred attributable to such disposition, shall be treated as an increase in income or a deduction from income in the taxable year of such individual or of such employer corporation in which such disposition occurred. No amount shall be required to be deducted and withheld under chapter 24 of the Code with respect to any increase in income attributable to a disposition described in the preceding sentence.

w.	Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive shares of Common Stock under any Award made under this Plan.